                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2000

                    Diamond Technology Partners Incorporated
             (Exact name of registrant as specified in its charter)


       Delaware                   000-22125             36-4069408
   (State or other        (Commission File Number)    (IRS Employer
  jurisdiction of                                   Identification Number)
   incorporation)

                              John Hancock Center
                     875 North Michigan Avenue, Suite 3000
                            Chicago, Illinois 60611
             (Address of principal executive offices and zip code)

                                (312) 255-5000
             (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

     The registrant filed a press release under Item 7(c).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a) Financial Statements:    Not applicable

 (b) Pro Forma Financial Information:    Not applicable

 (c) Exhibits:

Exhibit No.                          Document
---------------                      ---------
     99                            Press Release

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DIAMOND TECHNOLOGY PARTNERS INCORPORATED

                    By:  /s/ KARL E. BUPP
                         -------------------
                         Karl E. Bupp
                         Vice President and Chief Financial Officer

October 20, 2000

                                      -3-
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                                 EXHIBIT INDEX



Exhibit No.                          Document                         Page
-----------                          --------                      ----------
     99                           Press Release                         1

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